UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2005

CERAGENIX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-50470 Commission File Number	84-1561463 (I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (720) 946-6440

_______________________________________________________________
(Former name or former address, if changed since last report)

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements

	Incorporated by reference from the Company's Registration Statement on Form SB-2, as filed with the Commission on June 20, 2005, at Registration No. 333-125967.

(b)	Pro Forma Financial Information

	Incorporated by reference from the Company's Registration Statement on Form SB-2, as filed with the Commission on June 20, 2005, at Registration No. 333-125967.

(c)	Exhibits

	Item	Title
*	10.8	Shared Services Agreement with Osmotics Corporation dated January 26, 2005.
*	10.9	Sublicense Agreement with Osmotics Corporation for Barrier Repair Technology dated January 24, 2005.
*	10.10	Technology Transfer Agreement with Osmotics Corporation dated January 24, 2005.
*	10.11	Non-Compete Agreement with Osmotics Corporation dated May 10, 2005.
	99.1

OnSource Corporation Unaudited Pro Forma Condensed Consolidated Financial Information and Osmotics Pharma, Inc. (a development stage enterprise) Financial Statements for the Years ended December 31, 2004 and December 31, 2003 and the period from February 22, 2002 (inception) through December 31, 2004

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* Incorporated by reference from the Company's Registration Statement on Form SB-2, as filed with the Commission on June 20, 2005, at Registration No. 333-125967.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Ceragenix Pharmaceuticals, Inc. (Registrant)

Dated: July 11, 2005	/s/ Steven S. Porter Steven S. Porter, Chief Executive Officer